                                                                   Exhibit 4.1
             [Form of common stock certificate of Ribapharm Inc.]

NUMBER                                                              COMMON STOCK
                                                                          SHARES
                                 RIBAPHARM INC.

INCORPORATED UNDER THE                                THIS CERTIFICATE IS
LAWS OF THE STATE OF                                  TRANSFERABLE IN
DELAWARE                                              NEW YORK, NY

THIS CERTIFIES that                                   CUSIP 762537 10 8

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF RIBAPHARM INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:

Ribapharm Inc.
CORPORATE
SEAL                                         CHAIRMAN
DELAWARE

                                             SECRETARY
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER AND TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

       [Form of reverse of common stock certificate of Ribapharm Inc.]
                                RIBAPHARM INC.

      The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be sent to the Secretary of the Corporation at its home office, or to its Transfer Agent named on the face of this certificate.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in    UNIF GIFT MIN ACT  -- _______ Custodian ______
             common                                (Cust)              (Minor)
TEN ENT  --  as tenants by                         under Uniform Gifts to Minors
             the entireties                        Act __________________
                                                            (State)

JT TEN   --  as joint tenants with right of survivorship
             and not as tenants in common

             Additional abbreviations may also be used though not in the above list.

             For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
________________________________________________________________________________
                        (NAME AND ADDRESS OF ASSIGNEE)

shares_______________________________ of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated __________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: ________________________________